Supplemental Information on Oil, Natural Gas, and NGL Producing Activities - Capitalized Costs Relating to Oil, Natural Gas and NGL Producing Activities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Oil and natural gas properties
Proved	$ 750,492	$ 184,376
Unproved	1,126,459	141,004
Less: accumulated depreciation, depletion, amortization and impairment	(78,307)	(27,002)
Oil and natural gas properties, net	$ 1,798,644	$ 298,378